                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC  20549


                                  FORM 8-K/A


                                Amendment No. 1
                      Amendment to Application or Report



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 31, 1996


                         Integrated Orthopaedics, Inc.
            (Exact name of registrant as specified in its charter)


                                     TEXAS
                (State or other jurisdiction of incorporation)



       1-10677                                                  76-0203483
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)


                            3 Riverway, Suite 1430
                             Houston, Texas  77056
                    (Address of principal executive office,
                              including zip code)


      Registrant's telephone number, including area code:  (713) 439-7511



                           DRCA Medical Corporation
         (former name or former address, if changed since last report)

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other provisions of its Current Report on Form 8-K (the "8-K") dated January 14, 1997, (Commission File Number 1-10677), as set forth below:


Item 7  Financial Statements and Exhibits

        (b)  Pro Forma financial information


               Introduction......................................  Page 1

               Unaudited Pro Forma Balance Sheet as of
               September 30, 1996................................  Page 2

               Unaudited Pro Forma Statement of
               Income for the Nine Months Ended
               September 30, 1996................................  Page 3

               Unaudited Pro Forma Statement of
               Income for the Year Ended December 31,1995........  Page 4

               Notes to Unaudited Pro Forma Financial Statements.  Page 5


Item 7(b)  Unaudited Pro Forma Financial Information

Introduction

On December 31, 1996, DRCA Medical Corporation ("DRCA" or the "Company"), DRCA Houston Clinics, Inc. ("DRCA Houston") (a wholly-owned subsidiary of DRCA), PhysiCare, L.L.P. (a medical group managed by DRCA Houston), and William F. Donovan, M.D. ("Donovan") [the sole shareholder of Occupational Medicine Associates of Little Rock, P.A. (OMA-LR") a medical group managed by PhysiCare Little Rock, Inc. ("PhysiCare"), a wholly-owned subsidiary of DRCA] (collectively, the "Sellers") sold to OccuCenters, Inc. (OccuCenters") (a wholly-owned subsidiary of OccuSystems, Inc.) and Occupational Health Centers of the Southwest, P.A. (a medical group managed by OccuCenters) (collectively, the "Buyers") all of the outstanding stock of PhysiCare and OMA-LR and substantially all of the Sellers' assets related to their occupational medicine businesses and mobile health testing operation (the "Transaction"). In connection with the Transaction, the Buyers agreed to pay $7,773,000 in cash, assume approximately $167,000 in capital leases payable and approximately $157,000 in accounts receivable.

The following unaudited pro forma consolidated financial statements have been prepared based on historical financial statements of the Company after giving effect to the Transaction and the assumptions and adjustments outlined in the accompanying notes. The Unaudited Pro Forma Balance Sheet as of September 30, 1996 gives effect to the Transaction as if it had occurred on September 30, 1996. The Unaudited Pro Forma Statements of Income for the nine months ended September 30, 1996 and the year ended December 31, 1995 give effect to the Transaction as if it had occurred on January 1, 1996 and 1995, respectively.

This pro forma financial information should be read in conjunction with the accompanying notes and the historical financial statements of the Company included in the Form 10-KSB for the year ended December 31, 1995, as well as its Quarterly Report on Form 10-QSB for the nine months ended September 30, 1996. The unaudited pro forma financial statements may not be indicative of the results which would have occurred had the Transaction been made as of those dates or the results which may occur in the future.

                           DRCA MEDICAL CORPORATION
                      PRO-FORMA BALANCE SHEET (UNAUDITED)
                                    9/30/96

                                                September 30,                 Pro Forma   Pro Forma
                                                         1996               Adjustments     Balance
ASSETS                                            (Unaudited)     Increase/(decrease)(a)      Sheet
                                                  -----------     ---------------------- ----------
CURRENT ASSETS
 Cash and equivalents                             $ 1,160,041          $ 7,630,000      $ 8,790,041
 Accounts receivable, net                           7,343,605           (1,357,862)       5,985,743
 Notes receivable, net                                109,010                    -          109,010
 Other current assets                                 242,377              156,859          399,236
                                                  -----------           ----------      -----------
  Total current Assets                              8,855,033            6,428,997       15,284,030
                                                  -----------           ----------      -----------
PROPERTY AND EQUIPMENT
 Equipment (including equipment under
  capital lease)                                    4,747,787           (1,626,447)       3,121,340
 Leasehold improvements                               448,840             (153,554)         295,286
 Furniture and fixtures                               403,688              (91,226)         312,462
 Vehicles                                             113,509             (113,509)               -
                                                  -----------           ----------      -----------
                                                    5,713,824           (1,984,736)       3,729,088
 Less accumulated depreciation and amortization    (3,793,926)            (786,048)      (3,007,878)
                                                  -----------           ----------      -----------
                                                    1,919,898           (1,198,688)         721,210
                                                  -----------           ----------      -----------
INTANGIBLE ASSETS, NET                                812,965             (812,965)               -
                                                  -----------           ----------      -----------
OTHER ASSETS                                           39,852              (15,009)          24,843
                                                  -----------           ----------      -----------
 TOTAL ASSETS                                      11,627,748            4,402,335       16,030,083
                                                  ===========           ==========      ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
 Accounts payable                                   1,140,483                    -        1,140,483
 Accrued expenses                                   1,239,289            1,672,909        2,912,198
 Deferred income taxes                                392,638            1,156,274        1,548,912
 Current obligations under capital leases              56,718              (43,480)          13,238
 Current portion of notes payable                     544,777              (30,610)         514,167
                                                  -----------           ----------      -----------
  Total current liabilities                         3,373,905            2,755,093        6,128,998
                                                  -----------           ----------      -----------
NOTES PAYABLE                                         454,290             (112,531)         341,759
OBLIGATIONS UNDER CAPITAL LEASES                      106,234              (87,263)          18,971
DEFERRED INCOME TAXES                                 156,586                    -          156,586
                                                  -----------           ----------      -----------
                                                      717,110             (199,794)         517,316
                                                  -----------           ----------      -----------
STOCKHOLDERS' EQUITY
 Common stock, $.001 par value, 50,000,000
  shares authorized, 5,301,808 issued                   5,302                    -            5,302
 Preferred stock, $.01 par value 10,000,000
  shares authorized,
   Series A-8% cumulative convertible, 25,226
    shares issued and outstanding                         252                                   252
 Additional paid-in-capital                         4,848,279                    -        4,848,279
 Retained earnings                                  2,682,916            1,847,036        4,529,952
 Treasury shares, 15,833 shares                           (16)                   -              (16)
                                                  -----------           ----------      -----------
  Total stockholders' equity                        7,536,733            1,847,036        9,383,769
                                                  -----------           ----------      -----------
COMMITMENTS AND CONTINGENCIES
 TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                             $11,627,748           $4,402,335      $16,030,083
                                                  ===========           ==========      ===========


    See accompanying notes to the Unaudited Pro Forma Financial Statements

                           DRCA MEDICAL CORPORATION
                  PRO-FORMA STATEMENT OF INCOME (UNAUDITED)
                   FOR NINE MONTHS ENDED SEPTEMBER 30, 1996


                                                  Nine Months                Pro Forma     Pro Forma
                                                        Ended              Adjustments        Income
                                           September 30, 1996    Increase/(decrease)(b)    Statement
                                           ------------------    ----------------------    ---------
REVENUES                                          $12,264,848              $(4,782,234)  $ 7,482,614

COMPENSATION COSTS AND
  MEDICAL SERVICES                                  5,409,815               (2,341,777)    3,068,038
OTHER DIRECT COSTS                                  2,810,247               (1,983,783)      826,464
SELLING, GENERAL AND ADMINISTRATIVE                 1,812,357                 (328,182)    1,484,175
DEPRECIATION AND AMORTIZATION                         580,007                 (263,329)      316,678
PROVISION FOR DOUBTFUL ACCOUNTS                       898,711                 (185,306)      713,405
                                                  -----------              -----------   -----------
INCOME FROM OPERATIONS                                753,711                  320,143     1,073,854

LOSS ON SALE OF SUBSIDIARY                            (90,460)                       -       (90,460)
MINORITY INTEREST                                           -                        -             -
INTEREST EXPENSE                                     (101,978)                 (30,190)      (71,788)
                                                  -----------              -----------   -----------
INCOME BEFORE INCOME TAXES                            561,273                  350,333       911,606

PROVISION FOR INCOME TAXES                           (202,239)                 133,127      (335,366)
                                                  -----------              -----------   -----------
NET INCOME                                        $   359,034              $   217,206   $   576,240
                                                  ===========              ===========   ===========
EARNINGS PER COMMON AND
 EQUIVALENT SHARE:

  PRIMARY                                                $.05                     $.04          $.09
                                                  ===========              ===========   ===========
  FULLY DILUTED                                          $.05                     $.04          $.09
                                                  ===========              ===========   ===========
WEIGHTED AVERAGE NUMBER OF SHARES
 OF COMMON STOCK OUTSTANDING AND
 COMMON STOCK EQUIVALENTS DURING
 THE NINE MONTHS.

  PRIMARY                                           5,466,407                              5,466,407
                                                  ===========                            ===========
  FULLY DILUTED                                     5,466,407                              5,466,407
                                                  ===========                            ===========

                           DRCA MEDICAL CORPORATION
                   PRO-FORMA STATEMENT OF INCOME (UNAUDITED)
                       FOR YEAR ENDED DECEMBER 31, 1995

                                                     Year                Pro Forma    Pro Forma
                                                    Ended              Adjustments       Income
                                        December 31, 1995   Increase/(decrease)(b)    Statement
                                        -----------------   ----------------------    ---------
REVENUES                                     $15,539,355           $(6,662,000)      $8,877,355

COMPENSATION COSTS AND MEDICAL SERVICES        6,494,792            (3,468,000)       3,026,792
OTHER DIRECT COSTS                             3,720,318            (2,273,000)       1,447,318
SELLING, GENERAL AND ADMINISTRATIVE            2,175,528              (513,000)       1,662,528
DEPRECIATION AND AMORTIZATION                  1,094,386              (433,000)         661,386
PROVISION FOR DOUBTFUL ACCOUNTS                  893,316              (416,000)         477,316
                                             -----------           -----------       ----------
INCOME FROM OPERATIONS                         1,161,015               441,000        1,602,015

MINORITY INTEREST                                 33,654                     -           33,654
INTEREST EXPENSE                                (301,532)              (51,100)        (250,432)
                                             -----------           -----------       ----------
INCOME BEFORE INCOME TAXES                       893,137               492,100        1,385,237

PROVISION FOR INCOME TAXES                      (375,423)              186,998         (562,421)
                                             -----------           -----------       ----------
NET INCOME                                   $   517,714           $   305,102       $  822,816
                                             ===========           ===========       ==========
EARNINGS PER COMMON AND
 EQUIVALENT SHARE:

  PRIMARY                                    $       .10           $       .05       $      .15
                                             ===========           ===========       ==========
  FULLY DILUTED                              $       .10           $       .05       $      .15
                                             ===========           ===========       ==========
WEIGHTED AVERAGE NUMBER OF SHARES
 OF COMMON STOCK OUTSTANDING AND
 COMMON STOCK EQUIVALENTS

  PRIMARY                                      5,436,558                              5,436,558
                                             ===========                             ==========

  FULLY DILUTED                                5,436,558                              5,436,558
                                             ===========                             ==========

                           DRCA MEDICAL CORPORATION

Notes to Unaudited Pro Forma Financial Statements

(a) To record the sale of assets and the assumption of certain liabilities of the Company's occupational medicine centers in Houston, Texas, and Little Rock, Arkansas, and mobile testing service in Houston, Texas.

    The pro forma gain applicable to the Transaction was determined as follows:

          Pro forma consideration received           $ 7,760,743

          Basis in assets and liabilities sold        (2,917,196)

          Non-recurring expenses and adjustments
           associated with the Transaction            (2,996,511)
                                                     -----------
          Pro forma net gain                         $ 1,847,036
                                                     ===========
The pro forma net gain includes adjustments for receivables which may not be collected, write-offs of certain assets, payment of severance, provision for federal and state taxes, and various transaction costs.

(b) To reflect the Transaction as if it had occurred on January 1, 1995. The gain shown in the Pro Forma Balance Sheet is not included in the Pro Forma Statements of Income, as it represents non-recurring charges and credits directly attributed to the Transaction.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        DRCA MEDICAL CORPORATION
                                        (Registrant)



Date: April 3,  1997                    By /s/ Ronald E. Pierce
                                           ---------------------------
                                               Ronald E. Pierce
                                        President and Chief Operating Officer